EXHIBIT 32.1

Certification of Periodic Financial Report by

Chief Executive Officer Pursuant to 18 U.S.C. Section 1350

as Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

I, DeWitt Drew, President and Chief Executive Officer of Southwest Georgia Financial Corporation certify that:

(1)	The Corporation's Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2017 (the "Report") fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly present, in all material respects, the financial condition and results of operations of the Corporation.

By:	/s/DeWitt Drew

DeWitt Drew
President and Chief Executive Officer
Southwest Georgia Financial Corporation
May 15, 2017